SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 17, 1999


                                    HCIA INC.
             (Exact name of registrant as specified in its charter)


         MARYLAND                     0-25378              52-1407998
(State or other jurisdiction of    (Commission          (I.R.S. Employer
      incorporation)               File Number)          Identification No.)


1300 EAST LOMBARD STREET
BALTIMORE,  MARYLAND                                                 21202
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (410) 895-7470


                                 NOT APPLICABLE




(Former name or former address, if changed since last report)


Exhibit Index on Page 4


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ITEM 5.  OTHER EVENTS.

         On November 17, 1999, HCIA Inc. (the "Company") issued a Press Release stating that on that date its stockholders approved the proposed merger of the Company into a subsidiary of VS&A Communications Partners III, L.P. A copy of the Press Release is filed as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.1     November 17, 1999 Press Release



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HCIA INC.



Date:  November 17, 1999            By /s/ Barry C. Offutt
                                      -----------------------------------------
                                      Barry C. Offutt
                                      Senior Vice-President and Chief Financial
                                      Officer

                                  EXHIBIT INDEX


Exhibit No.        Description
- ------------       ------------


99.1     November 17, 1999 Press Release